Summary Prospectus
May 1, 2018
Hartford Healthcare HLS Fund*
* The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Class IA	Class IB
HIAHX	HBGHX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/hls. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated May 1, 2018, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus. This summary prospectus should be read together with your variable contract prospectus (or other disclosure document) or plan documents.
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.84%	0.84%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses(1)	0.90%	1.15%
(1)
"Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
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Your investment has a 5% return each year

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The Fund’s operating expenses remain the same

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You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$92	$287	$498	$1,108
IB	$117	$365	$633	$1,398
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management

Company LLP (“Wellington Management”). The focus of the Fund’s investment process is stock selection through fundamental analysis. The Fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector. The Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services. The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country. The Fund may invest in securities of companies of any market capitalization.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Healthcare-Related Securities Risk −The Fund’s focus on healthcare-related securities increases the Fund’s exposure to the risks associated with the healthcare-related sector, including changes in laws or regulations, lawsuits and regulatory proceedings, patent considerations, intense competition and rapid technological change and the potential for obsolescence.
Industry Concentration Risk −Because the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.

Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Securities Lending Risk −The Fund may seek to earn additional income by engaging in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
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Assume reinvestment of all dividends and distributions

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Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
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Shows how the Fund’s total return has varied from year to year

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Shows the returns of the Fund’s Class IA shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 16.26% (1st quarter, 2013) Lowest -17.51% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based sector index and a broad-based market index. For more information regarding returns see “Performance Notes” in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2017
Share Classes	1 Year	5 Years	10 Years
Class IA	22.26%	19.66%	12.13%
Class IB	21.96%	19.35%	11.85%
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes)	22.47%	17.98%	11.36%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the Fund based upon their specific areas of expertise within the health care sector.
Portfolio Manager	Title	Involved with Fund Since
Jean M. Hynes, CFA	Senior Managing Director and Global Industry Analyst	2000
Ann C. Gallo	Senior Managing Director and Global Industry Analyst	2000
Robert L. Deresiewicz	Senior Managing Director and Global Industry Analyst	2000
PURCHASE AND SALE OF FUND SHARES. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
TAX INFORMATION. Under current law, owners of variable annuity and variable life insurance contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.
4May 1, 2018 HLSSUM-HC_050118